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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 20, 2005

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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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           DELAWARE                      0-22228                11-3170868
(State or other jurisdiction of        (Commission             (IRS Employer
incorporation or organization)         File Number)          Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 1, 3 THROUGH 7 NOT APPLICABLE.

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On January 20, 2005, Astoria Financial Corporation ("Astoria") issued a press release which, among other things, highlights the Company's financial results for the quarter and twelve months ended December 31, 2004. A copy of the press release is included herewith as an exhibit to this report.

ITEM 8.01     OTHER EVENTS

     Astoria further announced in its press release dated January 20, 2005 that the Board of directors declared a quarterly cash dividend of $0.30 per share, representing a 20% increase. The Board of Directors further declared a three-for-two stock split in the form of a 50% stock dividend. The cash dividend will be paid on the total number of shares held before the stock split. The new shares will be distributed and the cash dividend is payable on March 1, 2005 to shareholders of record at the close of business on February 15, 2005.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     Exhibit 99.1 Press release dated January 20, 2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ASTORIA FINANCIAL CORPORATION

                                           By:   /s/ Peter J. Cunningham
                                                 ------------------------------
                                                 Peter J. Cunningham
                                                 First Vice President and
                                                 Director of Investor Relations

Dated:  January 20, 2005

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
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  99.1        Press release dated January 20, 2005.

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